February 6, 2007
DREYFUS INSTITUTIONAL MONEY MARKET FUND
-GOVERNMENT SECURITIES SERIES
-MONEY MARKET SERIES

SUPPLEMENT TO
STATEMENT OF ADDITIONAL INFORMATION
MAY 1, 2006

The following information supplements and should be read in conjunction with the section of the Fund’s Statement of Additional Information entitled “DESCRIPTION OF THE FUNDS - Certain Portfolio Securities – Repurchase Agreements.”

Each series of the Fund may engage in repurchase agreement transactions that are collateralized by U.S. Treasury bills, notes, or bonds, U.S. Government Agency securities (which are deemed to be “collateralized fully” pursuant to Rule 5b-3 under the 1940 Act) or corporate bonds of investment grade or below investment grade credit quality (“corporate collateral”). Transactions that are collateralized fully enable each series of the Fund to look to the collateral for diversification purposes under the 1940 Act. Conversely, transactions secured with corporate collateral require each series of the Fund to look to the counterparty to the transaction for determining diversification.

Because corporate bonds are subject to credit (among other) risks that U.S. Treasury and Government Agency securities are not, the amount of corporate collateral posted in excess of the principal value of the repurchase agreement (compared with U.S. Treasury and Government Agency securities) is expected to be higher in the case of repurchase agreements secured with corporate collateral.

Bonds rated Baa/BBB or higher by Moody’s Investors Service, Inc, (“Moody’s”), Standard & Poor’s Ratings Services (“S&P”), or Fitch Ratings (“Fitch”) are known as investment grade bonds. Investment grade and below investment grade bonds involve degrees of credit risks, which relates to the likelihood that the bond issuer will pay interest and repay principal on a timely basis. Bonds rated Ba/BB or lower by Moody’s, S&P, and Fitch are regarded as below investment grade (i.e., “junk” bonds) and are considered speculative in terms of the issuer’s creditworthiness.